Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 2 TO
PURCHASE AND SALE AGREEMENT
     THIS AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT (“Amendment”) is made as of the 20th day of February, 2008, between The Lexington Master Limited Partnership, a Delaware limited partnership (“LMLP”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”).
RECITALS
     A. LMLP and the Partnership have previously entered into a certain Purchase and Sale Agreement, dated as of August 10, 2007, as amended by that certain Amendment No. 1 to Purchase and Sale Agreement, dated as of December 20, 2008 (as amended, the “Agreement”), having as the subject matter the sale of property or properties and direct or indirect interests in owners of property or properties as set forth on Schedule 1 of the Agreement.
     B. Except as expressly provided herein, all capitalized terms shall have the same meanings as set forth in the Agreement.
     B. LMLP and the Partnership desire to modify and amend the Agreement pursuant to Section 6.3 of the Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1.1 Section 1.1. Section 1.1 is hereby amended by deleting the following defined terms:
“Honeywell Lease” means that certain Lease and Agreement, dated as of April 26, 1985, between Lexington Glendale LLC (as successor to GlenArrow Associates Limited Partnership by assignment) and Honeywell International Inc. (as successor to Sperry Corporation by assignment).
“Honeywell Property” means the property located at 19019 N. 59th Avenue, Glendale, Arizona.
     1.2 Section 1.1. Section 1.1 is hereby amended by adding the following defined terms:
“Baker Hughes Christensen Property” means the property located at 9110 Grogans Mill Road, The Woodlands, Texas.
     “Raytheon Property” means the property located at 1200 Jupiter Road, Garland, Texas.
     1.3 Section 3.1(c). Section 3.1(c) is hereby amended by deleting it in its entirety and replacing it with the following:

Leases. As of a Closing: with respect to each Sold Asset, (i) the current Tenant Estoppel for the applicable Lease disclosing no matters reasonably objectionable to the Partnership and Inland, have been delivered to the Partnership and Inland; (ii) the current Ground Lease Estoppel for the applicable Ground Lease, if applicable, disclosing no matters reasonably objectionable to the Partnership and Inland, have been delivered to the Partnership and Inland; (iii) the consent of the ground lessor under the Ground Lease, if applicable and if required under the Ground Lease; (iv) the Leases and, if applicable, the Ground Leases shall be in full force and effect and no monetary or material nonmonetary default or claim by landlord or tenant shall have arisen under any Leases or, if applicable, the Ground Lease that was not specifically disclosed in writing to the Partnership and Inland; (v) no tenant at the applicable Property shall have initiated or had initiated against it any insolvency, bankruptcy, receivership or other similar proceeding; (iv) there shall not have been any amendment to the Lease or Ground Lease, as applicable, after the date hereof, unless consented to by the Partnership and Inland; and (vii) there shall not have occurred an event of any material damage or destruction to the applicable Property or any significant condemnation of such Property which are not the obligation of the tenants thereof to repair and renders such Sold Asset unusable by the tenant thereof or gives the tenants thereof the right to terminate.
     1.4 Article 7. Article 7 is hereby amended by deleting Section 7.3 in its entirety and replacing it with the following:
Condition Precedent to Closing for Baker Hughes Christensen Property. Notwithstanding anything to the contrary, the obligation of each of the Partnership and LMLP to consummate a Closing with respect to the Interests related to the Baker Hughes Christensen Property is subject to the acquisition by NLSAF Garland L.P. of a 100% fee interest in the Raytheon Property.
     1.5 Schedule 1. Schedule 1 is hereby amended by deleting it in its entirety and replacing it with Schedule 1 hereto.
     1.6 Schedule 2. Schedule 2 is hereby amended by deleting it in its entirety and replacing it with Schedule 2 hereto.
     1.7 Schedule 2.5. Schedule 2.5 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.5 hereto.
     1.8 Schedule 2.8. Schedule 2.8 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.8 hereto.
     1.9 Schedule 4.2. Schedule 4.2 is hereby amended by deleting it in its entirety and replacing it with Schedule 4.2 hereto.
     1.10 No Further Amendment. Except as expressly provided for in this Amendment, the Agreement is in full force and effect and in accordance with its terms and is not further amended.

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     1.11 Counterparts. This Amendment may be executed in multiple counterparts and by facsimile signatures, each of which shall be deemed to be an original, but all of which together, when fully executed shall constitute the same Amendment.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first above written.

THE LEXINGTON MASTER LIMITED
PARTNERSHIP, a Delaware limited Partnership

By: Lex GP-1 Trust, a Delaware statutory trust, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

NET LEASE STRATEGIC ASSETS FUND L.P., a Delaware limited partnership

By:	LMLP GP, a Delaware limited partnership, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

The undersigned LMLP Sale Affiliates, severally and solely with respect to the Sold Asset or Sold Assets set forth opposite their respective name on Schedule 1 hereto, agree to sell such Sold Asset or Sold Asset subject to and in accordance with the terms and conditions of the Agreement and this Amendment:

LSAC Operating Partnership L.P.

By: LSAC General Partner LLC

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lexington TIC OK Holdings L.P.

By: Lexington TIC OK LLC, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Triple Net Investment Company LLC

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Net 3 Acquisition L.P.

By: Lex GP-1 Trust, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lepercq Corporate Income Fund L.P.

By: Lex GP-1 Trust, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lexington Acquiport Company II, LLC

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lexington Foxboro I LLC

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Westport View Corporate Center L.P.

By: Lexington Westport LLC, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lexington Realty Trust

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Executive Vice President

LXP I, L.P.

By: LXP I Trust, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

North Tampa Associates

By: Lexington Realty Trust, its managing general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lexington Texas Holdings L.P.

By; Lexington Texas Holdings Manager LLC, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

Lepercq Corporate Income Fund II L.P.

By: Lex GP-1 Trust, its general partner

By:	/s/ Joseph S. Bonventre

Name:	Joseph S. Bonventre

Title:	Senior Vice President

SCHEDULE 1

			Net
			Prorations
			and
			Adjustments
	Property		(See					GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price	Loans	Sold Assets	Owner	Entity	Affiliate

Fee interest	American Golf Corporation	11411 N. Kelly Avenue, Oklahoma City, Oklahoma		$5,300,000	—	100% membership interest in LSAC Oklahoma City Manager LLC and 100 limited partnership interest in LSAC Oklahoma L.P.	LSAC Oklahoma City L.P.	LSAC Oklahoma Manager LLC	LSAC Operating Partnership L.P.

40% tenancy-in-common interest	AT&T Wireless Services, Inc.	3201 Quail Springs Parkway, Oklahoma City, Oklahoma		$10,078,021	$5,899,549	100% membership interest in Lexington Oklahoma City Manager LLC and 100% limited partnership interest in Lexington Oklahoma City L.P.	Lexington Oklahoma City L.P.	Lexington Oklahoma City Manager LLC	Lexington TIC OK Holdings L.P.

Fee interest	Bay Valley Foods, LLC	2935 Van Vactor Way, Plymouth, Indiana		$8,900,000	$6,584,860	100% membership interest in LSAC Plymouth Manager LLC and 100% limited partnership interest in LSAC Plymouth L.P.	LSAC Plymouth L.P.	LSAC Plymouth Manager LLC	LSAC Operating Partnership L.P.

Net
Prorations
and
Adjustments
	Property		(See							GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price		Loans		Sold Assets	Owner	Entity	Affiliate

Fee Interest	Baker Hughes, Inc.	9110 Grogans Mill Road, Houston, Texas		$	___	$	___	100% membership interest in NLSAF BHI Christen GP LLC (after transfer of general partner interest in Texan Christensen Limited Partnership from Lexington BHI Trust) and 99.5% limited partnership interest in Texan Christensen Limited Partnership	Texan Christensen Limited Partnership	NLSAF BHI Christen GP LLC (after transfer of general partner interest in Texan Christensen Limited Partnership from Lexington BHI Trust)	Lexington Realty Trust

Fee interest	Corning, Inc.	736 Addison Road, Erwin, New York			$15,352,633		$9,299,052	100% membership interest in Lexington TNI Erwin Manager LLC and 100% limited partnership interest in Lexington TNI Erwin L.P.	Lexington TNI Erwin L.P.	Lexington TNI Erwin Manager LLC	Triple Net Investment Company LLC

			Net
			Prorations
			and
			Adjustments
	Property		(See							GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price		Loans		Sold Assets	Owner	Entity	Affiliate

Fee interest	Cox Communications, Inc.	1440 East 15th Street, Tucson, Arizona			$6,837,206		$2,257,957	100% membership interest in Net 2 Cox LLC	Net 2 Cox LLC		Net 3 Acquisition L.P.

Fee interest	Georgia Power Company	2500 Patrick Henry Parkway, McDonough, Georgia			$19,500,000		$12,675,000	100% membership interest in Acquiport McDonough Manager LLC and 99.5% limited partnership interest in Acquiport McDonough L.P.	Acquiport McDonough L.P.	Acquiport McDonough Manager LLC	Lexington Acquiport Company II, LLC

Fee interest	Ivensys Systems, Inc. (Siebe, Inc.)	70 Mechanic Street, Foxboro, Massachusetts		$	___	$	___	100% membership interest in Lexington Foxboro I LLC	Lexington Foxboro I LLC		Lepercq Corporate Income Fund L.P.

Fee interest	Kelsey-Seybold Clinic (St. Lukes Episcopal Health System)	11555 University Boulevard, Houston, Texas		$	___	$	___	100% membership interest in Lexington Sugarland Manager LLC and 100% limited partnership interest in Lexington Sugarland L.P.	Lexington Sugarland L.P.	Lexington Sugarland Manager LLC	Westport View Corporate Center L.P.

			Net
			Prorations
			and
			Adjustments
	Property		(See					GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price	Loans	Sold Assets	Owner	Entity	Affiliate

Fee interest	Litton Loan Servicing L.P. (Credit-Based Asset Servicing and Securitization LLC)	3500 North Loop Court, McDonough, Georgia		$13,750,000	—	100% membership interest in NLSAF McDonough Manager LLC and 100% limited partnership interest in NLSAF McDonough L.P.	NLSAF McDonough L.P.	NLSAF McDonough Manager LLC	Lexington Realty Trust

Fee interest	Montgomery County Management, LLC	17191 St. Lukes Way, Woodlands, Texas		$10,000,000	$7,500,000	100% membership interest in LSAC Woodlands Manager LLC and 99.5% limited partnership interest in LSAC Woodlands L.P.	LSAC Woodlands L.P.	LSAC Woodlands L.P.	LSAC Operating Partnership L.P.

			Net
			Prorations
			and
			Adjustments
	Property		(See					GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price	Loans	Sold Assets	Owner	Entity	Affiliate

Fee interest	Nextel of Texas	1600 Eberhardt Road, Temple, Texas		$19,750,000	$8,757,807	100% membership interest in Lexington Temple Manager Trust and 99% limited partnership interest in Lexington Temple L.P.	Lexington Temple L.P.	Lexington Temple Manager Trust (which will be converted to Lexington Temple Manager, LLC thereafter)	Lexington Realty Trust

Fee interest	Nextel West Corporation	6455 State Highway 303 N.E., Bremerton, Washington		$15,498,614	$6,473,162	100% membership interest in Lexington Bremerton Manager LLC	Lexington Bremerton LLC	Lexington Bremerton Manager LLC	Lexington Realty Trust

Fee interest	Northrop Grumman Systems Corp.	3943 Denny Avenue, Pascagoula, Mississippi		$6,300,000	—	100% membership interest in LSAC Pascagoula Manager LLC and 100% limited partnership interest in LSAC Pascagoula L.P.	LSAC Pascagoula L.P.	LSAC Pascagoula Manager LLC	LSAC Operating Partnership L.P.

Fee interest	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	133 First Park Drive, Oakland, Maine		$15,185,754	$10,226,839	100% membership interest in Acquiport Oakland Manager LLC and 100% limited partnership interest in Acquiport Oakland L.P.	Acquiport Oakland L.P.	Acquiport Oakland Manager LLC	Lexington Acquiport Company II, LLC

			Net
			Prorations
			and
			Adjustments
	Property		(See							GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price		Loans		Sold Assets	Owner	Entity	Affiliate

Fee interest	Owens Corning	1901 49th Avenue, Minneapolis, Minnesota			$8,243,486		—	100% membership interest in Lexington Minneapolis L.L.C.	Lexington Minneapolis L.L.C.		Lepercq Corporate Income Fund L.P.

Fee interest	Parkway Chevrolet, Inc.	25500 SH 249, Tomball, Texas			$14,500,000		$9,308,850	100% membership interest in LSAC Tomball Manager LLC and 100% limited partnership interest in LSAC Tomball L.P.	LSAC Tomball L.P.	LSAC Tomball Manager LLC	LSAC Operating Partnership L.P.

Fee interest	Seimens Dematic Postal Automation	1404-1501 Nolan Ryan Parkway, Arlington, Texas		$	___	$	___	100% membership interest in Lexington Arlington Manager LLC and 99.5% limited partnership interest in Lexington Arlington L.P.	Lexington Arlington L.P.	Lexington Arlington Manager LLC	Lexington Acquiport Company II, LLC

			Net
			Prorations
			and
			Adjustments
	Property		(See							GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price		Loans		Sold Assets	Owner	Entity	Affiliate

Fee interest	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	2424 Alpine Road, Eau Claire, Wisconsin			$12,400,000		—	100% membership interest in LSAC Eau Claire Manager LLC and 100% limited partnership interest in LSAC Eau Claire L.P.	LSAC Eau Claire L.P.	LSAC Eau Claire Manager LLC	LSAC Operating Partnership L.P.

Fee interest	SKF USA Inc.	324 Industrial Park Road, Franklin, North Carolina			$4,939,363		$1,472,638	Fee interest	Lexington Realty Trust		Lexington Realty Trust

Fee interest	Tenneco Automotive Operation Company (Tenneco Automotive Inc.)	904 Industrial Road, Marshall, Michigan		$	___		—	Fee interest	LXP I, L.P.		LXP I, L.P.

Fee interest	Time Customer Service, Inc. (Time, Inc.)	10419 North 30th Street, Tampa, Florida		$	___	$	___	Fee interest	North Tampa Associates		North Tampa Associates

			Net
			Prorations
			and
			Adjustments
	Property		(See							GP/Manager	LMLP Sale
Type	Primary Tenant	Address	Attached)	Purchase Price		Loans		Sold Assets	Owner	Entity	Affiliate

Fee interest	TRW, Inc. (Experian Information Solutions, Inc.)	601 & 701 Experian Parkway, Allen, Texas		$	___	$	___	100% membership interest in Lexington Allen Manager LLC and 100% limited partnership interest in Lexington Allen L.P.	Lexington Allen L.P.	Lexington Allen Manager LLC	Lexington Texas Holdings L.P.

Fee interest	Voicestream PCS I (T-Mobile USA, Inc.)	2999 S.W. 6th Street, Redmond, Oregon			$22,079,662		$9,605,384	100% membership interest in Lexington Redmond Manager LLC	Lexington Redmond LLC	Lexington Redmond Manager LLC	Lepercq Corporate Income Fund II L.P.

Fee interest	Voicestream PCS II (T-Mobile USA, Inc.)	9601 Renner Boulevard, Lenexa, Kansas			$19,014,738		$10,098,936	100% membership interest in Acquiport Lenexa Manager LLC	Acquiport Lenexa LLC	Acquiport Lenexa Manager LLC	Lexington Acquiport Company II, LLC

SCHEDULE 2
Lease, dated as of September 27, 2000, between Texan Training Limited Partnership and Baker Hughes Incorporated, as amended
Lease Agreement, date d as of March 14, 2003, between LSAC Plymouth L.P. (as successor to Van Vactor LLC by assignment and Bay Valley Foods, LLC (as successor by assignment to Dean Specialty Foods Group, LLC by assignment), as amended and assigned
Nextel Communications Standard Office Lease Agreement, dated January 30, 2001, between Nextel West Corp. and Lexington Bremerton LLC (as successor to NBS Bremerton, L.L.C. by assignment), as amended and assigned
Office Lease Agreement, dated as of July 13, 2004, between Lexington Sugarland L.P. (as successor to TDC KS, L.P. by assignment) and KS Management Services, LP, as amended and assigned
Lease Agreement, dated as of March 30, 2004, between Acquiport Lenexa LLC (as successor to HP Kansas City, LLC by assignment) and Voicestream PCS II Corporation, as amended and assigned
Lease Agreement, dated as of December 27, 2004, between Acquiport Oakland L.P. (as successor to HP Maine, LLC by assignment) and Omnipoint Holdings, Inc., as amended and assigned
Lease Agreement, dated as of August 5, 2007, between Lexington Redmond LLC (as successor to HP Redmond, LLC by assignment) and Voicestream PCS I LLC, as amended and assigned
Lease Agreement, dated September 28, 1990, between Net 2 Cox (as successor to Net 2 L.P. by assignment) and CoxCom, Inc. (as successor to Robin Cable Systems of Tucson by assignment), as amended and assigned
Nextel Communications Standard Office Lease Agreement, dated as of      , between Nextel of Texas Inc. and Lexington Temple L.P. (as successor to NBS Temple, L.L.C. by assignment), as amended and assigned

SCHEDULE 2.5
ORGANIZATIONAL CHART
[Intentionally omitted from filing]

SCHEDULE 2.8
RENT ROLL
[Intentionally omitted from filing]

SCHEDULE 2.17
TENANT ESTOPPELS
American Golf / Silverhorn
AT&T
Baker Hughes-Christensen
(Grogans)
Bay Valley Foods
Corning
Cox
Experian
Georgia Power
Huntsinger
Invensys
Litton Loan / CBASS
Montgomery County Mgnt/Sadler
Nextel-Bremerton
Nextel-Temple
Northrop Grumman
Owens Corning-Minneapolis
Parkway Chevrolet
Seimens
SKF
St. Lukes/Kelsey Seybold
Tenneco
Time
T-Mobile-Lenexa
T-Mobile-Oakland
T-Mobile-Redmond

SCHEDULE 4.2
PERMITTED EXCEPTIONS
[Intentionally omitted from filing]